UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (I.R.S. Employer Identification No.)
6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(b))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     (1) 2006 Incentive Compensation Awards, 2007 Base Salaries, 2007 Target Incentive Opportunity Percentages, and 2007 Equity Awards. Pursuant to the J. C. Penney Corporation, Inc. Management Incentive Compensation Program (“Incentive Program”), annual cash incentive compensation is awarded to eligible associates based upon the achievement of pre-set performance goals. For the Company’s “named executive officers” identified in the Summary Compensation Table of the Company’s Proxy Statement, incentive compensation payouts are based (i) 50% on total Company sales and operating profit from continuing operations, and (ii) 50% on the named executive officer’s individual performance. On March 9, 2007, the Human Resources and Compensation Committee of the Company’s Board of Directors (“Committee”) determined the Incentive Program payment amounts for fiscal 2006 for each of the Company’s named executive officers other than the Chairman and Chief Executive Officer (“CEO”), as set forth in the table below. The Committee also determined the 2007 base salaries, the 2007 target incentive opportunity percentages under the Incentive Program, and the 2007 equity awards for the Company’s named executive officers other than the CEO, which are also set forth in the table below. Each of these determinations will be discussed in the Compensation Discussion and Analysis section of the Company’s 2007 proxy statement, which will be filed with the Securities and Exchange Commission and posted on the Company’s website.

As previously reported in the Company’s Current Report on Form 8-K dated February 28, 2007, the 2006 Incentive Program payment amount and 2007 compensation arrangements for the CEO were determined by the independent members of the Board of Directors on February 28, 2007.

Named Executive Officer	2006 Incentive Compensation	2007 Base Salary	2007 Target Incentive Award Opportunity (% of base salary)	2007 Equity Awards
				Stock Options (#)	Performance Units (#)
Robert B. Cavanaugh Executive Vice President, Chief Financial Officer	$723,575	$690,000	60%	34,005	8,599
Ken C. Hicks President and Chief Merchandising Officer	$1,072,932	$840,000	75%	75,567	19,108
Michael T. Theilmann Executive Vice President, Chief Human Resources and Administration Officer	$550,924	$550,000	60%	27,708	7,006
Joanne L. Bober Executive Vice President, General Counsel and Secretary	$412,049	$500,000	50%	20,151	5,096

In addition to the determinations above, the Committee also granted special restricted stock unit awards to Ken C. Hicks and Michael T. Theilmann in the amounts of 19,108 units and 9,554 units, respectively. These awards vest 50% on the third anniversary of the grant date, 25% on the fourth anniversary of the grant date, and 25% on the fifth anniversary of the grant date.

(2) Forms of Grant Notice. The Company has updated its forms of Notice of Grant to be used in connection with grants of stock options, restricted stock units, and performance-based restricted stock units under the Company’s 2005 Equity Compensation Plan. Copies of the respective revised Forms of Notice of Grant are filed herewith as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference.

Item 9.01(d)  Financial Statements and Exhibits

Exhibit 10.1	Form of Notice of Grant of Stock Options under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

Exhibit 10.2	Form of Notice of Special Restricted Stock Unit Award under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

Exhibit 10.3	Form of Notice of 2007 Performance Unit Grant under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Joanne L. Bober
Joanne L. Bober
Executive Vice President,
General Counsel and Secretary

Date: March 15, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Notice of Grant of Stock Options under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

Exhibit 10.2	Form of Notice of Special Restricted Stock Unit Award under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

Exhibit 10.3	Form of Notice of 2007 Performance Unit Grant under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan